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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                  FORM 8-K


                               CURRENT REPORT


                        Pursuant to Section 13 of the

                       Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  October 26, 1998


                    Sears Credit Account Master Trust II
             --------------------------------------------------
             (Exact name of registrant as specified in charter)



          Illinois                 0-24776                Not Applicable
       -------------             ------------          -------------------
        (State of                 (Commission              (IRS Employer
       Organization)              File Number)          Identification No.)

       c/o SRFG, Inc.
       3711 Kennett Pike
       Greenville, Delaware                                  19807
       ----------------------------------------           ----------
       (Address of principal executive offices)           (Zip Code)


Registrant's Telephone Number, including area code:  (302) 888-3176
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable





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                     The Exhibit Index appears on Page 4






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Item 5.     Other Events

            On October 26, 1998, the registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $425,000,000 aggregate principal amount of Series 1998-2 Class A Master Trust Certificates of Sears Credit Account Master Trust II. The Series Term Sheet is attached hereto as Exhibit 99.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 99 Series Term Sheet dated October 26, 1998 of Sears Credit Account Master Trust II, Series 1998-2.




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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Sears Credit Account Master Trust II
                                        (Registrant)



                                       By: SRFG, Inc.
                                           (Originator of the Trust)




Date: October 26, 1998                 By: /s/ George F. Slook
                                          ---------------------------
                                          George F. Slook
                                          President and CEO


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                                EXHIBIT INDEX

Exhibit 99 Series Term Sheet dated October 26, 1998 of Sears Credit Account Master Trust II, Series 1998-2






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